UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2006

                            ------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                           46-0476193
       (State or other                (Commission           (I.R.S. Employer
jurisdiction of incorporation)        File Number)        Identification Number)

            27710 Jefferson Avenue
                  Suite A100
             Temecula, California                               92590
   (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into a Material Definitive Agreement.

     On August 30, 2006, the Board of Directors of Temecula Valley Bank ("Bank"), upon the recommendation of its Executive Officer Compensation Committee, approved an increase in the annual base compensation of Martin E. Plourd, EVP/COO, from $160,000 to $165,000 effective August 1, 2006 and a Salary Continuation Plan (supported by a BOLI policy) at $80,000 for 15 years beginning at age 65, which when finalized (subject to successful completion of a physical), will be filed as an exhibit to the next filed Form 10K or 10Q of the Temecula Valley Bancorp Inc.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date:  August 30, 2006                 By:   /s/ STEPHEN H. WACKNITZ
                                           --------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President